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                                                                   Exhibit 10I-3


                               COURIER CORPORATION

                                  AMENDMENT TO
                    SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

     This AMENDMENT (the "Amendment") to the Supplemental Retirement Benefit Agreement is made this 9th day of November, 2000, by and among Courier Corporation, a Massachusetts corporation (the "Corporation"), and George Q. Nichols ("Nichols"). Capitalized terms not defined herein shall have the meaning given to them in the Supplemental Retirement Benefit Agreement, as amended (the "Agreement").

     WHEREAS, the Corporation and Nichols are parties to the Agreement; and

     WHEREAS, the Corporation and Nichols now wish to amend certain terms thereof; and

     WHEREAS, except as amended hereby, the Corporation and Nichols desire the Agreement, as amended, to continue in full force and effect.

     NOW, THEREFORE, in consideration of the premises contained herein and in the Agreement, each of the parties agree as follows:

     Section 2 is amended and restated in its entirety as follows:

          2. FORM OF PAYMENT. Unless Nichols elects otherwise, the Benefit shall be paid as a single life annuity in monthly installments for the duration of Nichols' life, commencing with the first calendar month after Nichols' retirement, as shown below:

                 If Nichols                Each Monthly
               RETIRES AT AGE              INSTALLMENT
            --------------------       --------------------
                    65                        $ 833.33

                    66                        1,000.00

                    67                        1,250.00

                    68                        1,666.67

                    69                        2,375.00

                    70                        5,833.33



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     IN WITNESS WHEREOF, Nichols has executed and the Corporation has caused this Amendment to be executed by its officer thereunto duly authorized, and its corporate seal to be affixed as of the date first set forth above.



                                             Courier Corporation

                                             By: /S/ JAMES F. CONWAY III
                                             Name:  James F. Conway III
                                             Title: President


                                             /S/ GEORGE Q. NICHOLS
                                             ----------------------
                                             George Q. Nichols


(Corporate Seal)
Attest:

/S/ MARY GAIL D. MCCARTHY
------------------------
Name:  Mary Gail D. McCarthy
Title: Assistant Clerk



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